Exhibit 99.2
NEXTEL WIP CORP.
2001 Edmund Halley Drive
Reston, Virginia 20191
July 19, 2005
Nextel Partners, Inc.
4500 Carillon Point
Kirkland, Washington 98033
Attention: Donald Manning, General Counsel
Ladies and Gentlemen:
     We hereby designate Christopher Rogers as the NWIP Designee (as such term is defined in the Nextel Partners, Inc. shareholders agreement) to fill the vacancy resulting from the resignation of Mr. Timothy Donahue from the Nextel Partners Board of Directors.

NEXTEL WIP CORP.
By:	/s/ Leonard J. Kennedy
	Name:	Leonard J. Kennedy
	Title:	Senior Vice President

cc:  Summit Law Group, PLLC
       1505 Westlake Avenue N., Suite 300
       Seattle, Washington 98033
       Attention: Karen Andersen